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                                                                    EXHIBIT 24.1
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                               POWER OF ATTORNEY
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     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeannette P. Meier, Don J. McDermett, Jr., Mark H. Kleinman, Robert L. Estep, Mark E. Betzen, or any of them, the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign on his or her behalf, as a director or officer, or both, as the case may be, of Sterling Software, Inc., a Delaware corporation (the "Corporation"), a Registration Statement on Form S-4 relating to the offering of Common Stock, par value $.10 per share, of the Corporation in connection with the Agreement and Plan of Merger among the Corporation, Sterling Software (Connecticut), Inc., a Connecticut corporation, and Mystech Associates, Inc., a Connecticut corporation (the "Registration Statement"), pursuant to the Securities Act of 1933, as amended, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, whether on Form S-4 or otherwise, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  May 27, 1998

     /s/ Sterling L. Williams                /s/ R. Logan Wray
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         Sterling L. Williams                    R. Logan Wray

     /s/ Sam Wyly                            /s/ Charles J. Wyly
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         Sam Wyly                                Charles J. Wyly

     /s/ Evan A. Wyly, Jr.                   /s/ Phillip A. Moore
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         Evan A. Wyly, Jr.                       Phillip A. Moore

     /s/ Michael C. French                   /s/ Donald R. Miller
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         Michael C. French                       Donald R. Miller

     /s/ Robert J. Donachie                  /s/ Alan W. Steelman
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         Robert J. Donachie                      Alan W. Steelman